                                                                   EXHIBIT 10.15


                             SUBSCRIPTION AGREEMENT

                                     AMONG

                             PINNACLE TOWERS INC.,

                        ABRY BROADCAST PARTNERS II, L.P.

                                      AND

                           THE INVESTORS NAMED HEREIN

                               TABLE OF CONTENTS
                               -----------------

                                                                         Page
ARTICLE I:    PURCHASE, PLEDGE AND CONTRIBUTION OF SHARES.................  1

      1.1     Share Purchase..............................................  1
      1.2     Share Pledge................................................  1
      1.3     Contribution to Pinnacle Holdings...........................  2
      1.4     Preemptive Rights...........................................  2

ARTICLE II:   TRANSFER OF SHARES GENERALLY; SALE OR
              REORGANIZATION OF THE ISSUER................................  3

      2.1     Transfer of Shares..........................................  3
      2.2     Tag-Along Rights............................................  5
      2.3     Sale of the Issuer..........................................  6
      2.4     Recapitalization............................................  8
      2.5     Holdback....................................................  8

ARTICLE III:  REPRESENTATIONS AND WARRANTIES..............................  8

      3.1     Representations and Warranties of the
              Investors...................................................  8
      3.2     Representations and Warranties of the
              Issuer...................................................... 12
      3.3     Survival.................................................... 13

ARTICLE IV:   GENERAL PROVISIONS.......................................... 13

      4.1     Transfer of Restricted Securities........................... 14
      4.2     Addresses and Notices....................................... 15
      4.3     Binding Effect.............................................. 16
      4.4     Amendment; Waiver........................................... 16
      4.5     Consent to Jurisdiction..................................... 16
      4.6     Further Action.............................................. 16
      4.7     Other Definitional Provisions............................... 17
      4.8     Severability................................................ 17
      4.9     Entire Agreement............................................ 17
      4.10    Counterparts................................................ 18
      4.11    Descriptive Headings........................................ 18
      4.12    Governing Law............................................... 18
      4.13    No Strict Construction...................................... 18

                                LIST OF EXHIBITS
                                ----------------


EXHIBIT A      Investors


EXHIBIT B      Defined Terms


EXHIBIT C      Form of Pledge Agreement

                             SUBSCRIPTION AGREEMENT


          This SUBSCRIPTION AGREEMENT is entered into as of December 31, 1995 by and among Pinnacle Towers Inc., a Delaware corporation ("Pinnacle Towers"), ABRY
                                                         ---------------
Broadcast Partners II, L.P., a Delaware limited partnership ("ABRY"), and the
                                                              ----
Persons named on the attached Exhibit A (the "Investors").
                              ---------       ---------

          Certain terms used in this Agreement have the respective meanings which the attached Exhibit B assigns to those terms.
                   ---------

          Subject to the terms and conditions of this Agreement, each Investor desires to purchase capital stock of Pinnacle Towers and the Investors and Pinnacle Towers desire to set forth certain agreements among them with respect to the ownership of such capital stock.

          Therefore, the parties hereto agree as follows:


                                   ARTICLE I

                  PURCHASE, PLEDGE AND CONTRIBUTION OF SHARES


          1.1   SHARE PURCHASE.  On the Closing Date, each Investor will
                --------------
purchase from Pinnacle Towers, and Pinnacle Towers will issue to each Investor, 25 shares of Pinnacle Towers' Class A Common, for a cash purchase price of $2,500 (i.e., $100 per share). The purchase and sale of the Shares pursuant to this Section 1.1 (the "Closing") will occur on the date, and at the time and
                       -------
place, specified by Pinnacle Towers by written notice to the Investors not less than 5 Business Days prior to the Closing. This Agreement will terminate without any action by any Person if the Closing does not occur on or prior to December 31, 1995.

          1.2     Share Pledge.  If requested to do so in writing by Pinnacle
                  ------------
Towers, each Investor will pledge to NationsBank of Texas, National Association ("NationsBank") any or all of the Shares acquired by such Investor pursuant to
  -----------
this Agreement, to secure Pinnacle Towers' obligations under the Senior Credit Agreement and certain related agreements and instruments. Such pledge will be made on the same terms as the pledge made by ABRY in connection with the Senior Credit Agreement, under a pledge agreement substantially in the form of the attached Exhibit C. Upon such request, each Investor will execute and deliver
         ---------
such a pledge agreement and all related stock powers and other documents and instruments which NationsBank may reasonably deem necessary to give effect to such pledge, and will surrender the certificate(s) representing the pledged Shares as directed by Pinnacle Towers or NationsBank.

          1.3  CONTRIBUTION TO PINNACLE HOLDINGS.
               ---------------------------------

          (a) It is contemplated that, on or after the Closing Date, the present stockholders of Pinnacle Towers will capitalize Pinnacle Holdings Inc., a Delaware corporation ("Pinnacle Holdings"), by contributing to the
                                    -----------------
     capital of Pinnacle Holdings all of the capital stock of Pinnacle Towers held by them in exchange for shares of the capital stock of Pinnacle Holdings of a like kind and a like number. Upon such contribution, Pinnacle Towers will assign all of its rights under this Agreement to Pinnacle Holdings, and Pinnacle Holdings will assume all of Pinnacle Towers' obligations under this Agreement.

          (b) Each Investor agrees that, upon such contribution being made by ABRY, and without further action by such Investor, such Investor will similarly contribute to Pinnacle Holdings all shares of Pinnacle Towers held by such Investor. Each Investor agrees that Pinnacle Towers may retain the certificate representing shares of Pinnacle Towers issued to such Investor in order to facilitate such contribution by it.

          (c) Prior to such contribution by the Investors, as used in this Agreement the term "Issuer" will refer to Pinnacle Towers and the term
                         ------
     "Shares" will refer to the shares of Pinnacle Towers' Class A Common issued
     -------
     pursuant to Section 1.1.

          (d) From and after such contribution by the Investors, as used in this Agreement the term "Issuer" will refer to Pinnacle Holdings and the
                              ------
     term "Shares" will refer to the shares of Pinnacle Holdings' Class A Common
           ------
     issued pursuant to this Section 1.3 in exchange for shares of Pinnacle Towers' Class A Common upon such contribution.

          1.4  Preemptive Rights.
               -----------------

          (A)  GENERAL RIGHT.  Except for any Exempt Issuance, if after the
               -------------
Closing the Issuer authorizes the issuance or sale of any Common Equivalents, then the Issuer will give each Investor written notice offering to sell to that Investor a portion of such Common Equivalents equal to that Investor's Ownership Percentage. Such notice will describe in reasonable detail the Common Equivalents being offered, the purchase price, the payment terms and such Investor's Ownership Percentage. Each Investor (and each other stockholder of the Issuer) will be entitled to purchase those Common Equivalents at the same price and on the same other terms as those Common Equivalents are issued to other Persons; provided that, if other Persons purchasing or receiving Common
               --------
Equivalents are required to also purchase other securities of the Issuer or any other Person, then the Investors exercising their rights under this

Section 1.4 will also be required to purchase the same strip of securities (on the same terms and conditions) that such other Persons are required to purchase.

          (B)  METHOD OF EXERCISE.  In order to exercise its purchase rights
               ------------------
under this Section 1.4, an Investor must, within 10 Business Days after receipt of the written notice described in Section 1.4(a), deliver a written notice to the Issuer stating that such Investor is electing to purchase Common Equivalents and stating the quantity of Common Equivalents for which that Investor will subscribe.

          (C)  SALE TO OTHERS.  During the 180 days after the end of the 10-day
               --------------
offering period described in Section 1.4(b), the Issuer will be entitled to sell any Common Equivalents which the Investors and the other stockholders of the Issuer have not elected to purchase, on terms and conditions no more favorable to the purchasers thereof than those offered to the Investors. Any Common Equivalents offered or sold by the Issuer after such 180-day period must be reoffered in accordance with the terms of this Section 1.4 to the Investors and the other stockholders of the Issuer.

          (D)  TERMINATION.  The rights of the Investors under this Section 1.4
               -----------
will terminate upon an IPO.


                                   ARTICLE II

                         TRANSFER OF SHARES GENERALLY;
                      SALE OR REORGANIZATION OF THE ISSUER

          2.1  TRANSFER OF SHARES.
               ------------------

          (A)  TRANSFER RESTRICTIONS.  Because it is the intention of the Issuer
               ---------------------
and its stockholders that the Issuer satisfy the provisions of the Code relating to qualification of the Issuer as a "real estate investment trust," particularly
Section 856(a)(5) of the Code, no holder of any Share may Transfer any Share or any interest therein to any other Person if, as a result of such Transfer, either (i) beneficial ownership of shares of all classes of capital stock of the Issuer would be held by less than 100 Persons (the "Aggregate Ownership Limit"),
                                                    -------------------------
if beneficial ownership of all Common Shares was held by 100 or more Persons prior to such Transfer, or (ii) if such Transfer would result in the ownership by the Transferee in combination with four or fewer individuals (within the meaning of Section 542(a)(2) of the Code) of more than fifty percent of the aggregate value of all shares of all classes of capital stock of the Issuer (the "Percentage Ownership Limit").
 --------------------------

          (B)  REGISTRATION OF TRANSFER.  The Issuer will keep at its principal
               ------------------------
office (or such other place as the Issuer reasonably designates) a register for the registration of Shares. Upon the surrender at such place of any certificate representing Shares with respect to all of which a transfer would satisfy all requirements of Section 2.1(a), the Issuer will, at the request of the registered holder of such certificate, execute and deliver a new certificate or certificates in exchange therefor representing in the aggregate the number of shares of the class represented by the surrendered certificate, and the Issuer forthwith will cancel such surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares of such class as is requested by the holder of the surrendered certificate (so long as the requirements of this Section 2.1(b) and Section 2.1(a) are otherwise satisfied with respect to the Shares represented by such certificate) and will be substantially identical in form to the surrendered certificate. The issuance of new certificates will be made without charge to the holders of the surrendered certificates for any issuance tax in respect thereof or other cost incurred by the Issuer in connection with such issuance.

          (C)  EFFECT OF UNAUTHORIZED TRANSFERS.  Any Transfer of any Share in
               --------------------------------
violation of the Percentage Ownership Limit, the Aggregate Ownership Limit, and/or any other restriction or requirement specified in the Issuer's Charter (a "Purported Transfer") will be void and of no legal effect. Any Purported
 ------------------
Transfer will cause (without action on the part of the Issuer, the Transferee (the "Prohibited Transferee"), or the Transferor) all Shares (or interests
      ---------------------
therein) involved in such Purported Transfer to be transferred to the Issuer, as trustee (in such capacity, the "Trustee") in trust for the exclusive benefit of
                                -------
one or more organizations described in Section 501(c)(3) of the Code (the "Charitable Beneficiaries"). The Trustee will be deemed to own such Shares for
 ------------------------
the benefit of the Charitable Beneficiaries on the day prior to the date of the Purported Transfer. Any dividends or distributions paid by the Issuer to the Purported Transferee prior to discovery of a Purported Transfer will be disgorged and repaid to the Issuer, as Trustee, by the Prohibited Transferee. Any dividend declared after a Purported Transfer but unpaid will be rescinded as void ab initio with respect to the Prohibited Transferee. Any dividends so disgorged or rescinded will then be paid over to the Trustee and held in trust for the Charitable Beneficiaries. Any vote taken by a Prohibited Transferee prior to the discovery by the Issuer of a Purported Transfer will be rescinded as void ab initio. With respect to the Shares involved in the Purported Transfer, the Trustee will be deemed to have an irrevocable proxy to vote such Shares for the benefit of the Charitable Beneficiaries.

          (D)  NOTIFICATION OF PROPOSED TRANSFERS.  In order that the Issuer may
               ----------------------------------
enforce the Aggregate Ownership Limit and the Percentage Ownership Limit, no Share will be Transferrable by the holder thereof (except pursuant to Section 1.3) unless, not less than 30 days prior to any such proposed Transfer, the holder of any and all Shares proposed to be Transferred ("Transferred Shares") delivers to the Issuer
                                    ------------------
written notice of its intention to effect such a Transfer.

          2.2  TAG-ALONG RIGHTS.
               ----------------

          (A)  TAG-ALONG SALE NOTICE.  Not later than the 5th Business Day prior
               ---------------------
to any Transfer of Common Shares by ABRY, ABRY will give each Investor a written notice (the "Tag-Along Sale Notice") specifying the material terms of the
             ---------------------
proposed Transfer. Each Investor may elect to participate in such Transfer as an additional Transferor on the terms of this Section 2.2, by delivering written notice to that effect to ABRY within 5 Business Days after delivery of the Tag-Along Sale Notice.

          (B)  MANNER OF PARTICIPATION. If any Investor elects to participate in
               -----------------------
any such Transfer, then each Investor participating in that Transfer as a Transferor will be entitled to include in that Transfer, at the same price and on the same terms (subject to Section 2.2(c)), up to a quantity of Shares which is equal to the product of (1) the quotient determined by dividing that
                               -----------------------------------
Investor's Ownership Percentage by the aggregate Ownership Percentages of all
                                --
Persons (including ABRY and the Investors and other stockholders of the Issuer which have elected to participate in such Transfer) multiplied by (2) the aggregate number of Common Shares to be included in that Transfer.

     For example, if ABRY proposes to Transfer 100,000 Common Shares, and one Investor and one non-Investor stockholder of the Issuer elect to participate in that Transfer, and the Ownership Percentage of ABRY is 60% and the respective Ownership Percentages of the Investor and the Non-Investor stockholder are 0.01% and 1%, then the Investor will be entitled to include in that Transfer approximately 16.4 Common Shares./1/

          (C)  ALLOCATION OF CONSIDERATION.  In any Transfer of Common Shares
               ---------------------------
in accordance with this Section 2.2, the aggregate consideration paid by the Transferee in question will be divided among ABRY and the participating Investors and other stockholders of the Issuer as if such consideration were to be distributed as a Distribution to the Issuer's stockholders in accordance with the Issuer's Charter and the Common Shares Transferred were the only shares of the Issuer's capital stock outstanding.

          (D)  EXCEPTED TRANSFERS.  The provisions of this Section 2.2 will not
               ------------------
apply to any Transfer by ABRY (i) to an

______________________
/1/i.e., [0.01% /(60% + 1% + 0.01%)] x 100,000 Common Shares.

Affiliate of ABRY (provided that the Affiliate agrees to be bound by the terms
                   --------
of this Agreement with respect to any subsequent Transfer of the Common Shares Transferred to that Affiliate), (ii) pursuant to Section 2.3, (iii) in any Public Sale (including in connection with or as part of an IPO), or (iv) to any employee of the Issuer or any Subsidiary.

          (E)  TRANSFERS IN VIOLATION.  Any Transfer of any Common Shares in
               ----------------------
violation of this Section 2.2 will be null and void, and the Issuer will not give any effect to any such Transfer in the Issuer's records. ABRY will not Transfer (other than pursuant to clause (ii), clause (iii) or clause (iv) of Section 2.2(d)) any Common Shares to any Person which does not agree to permit participation by the holders of Shares in such Transfer in accordance with this
Section 2.2.

          (F)  TERMINATION OF RESTRICTIONS. If any Common Shares are Transferred
               ---------------------------
in accordance with this Section 2.2 (other than to an Affiliate of ABRY), then no Investor will have any rights pursuant to this Section 2.2 with respect to any subsequent Transfer of those Common Shares. The rights of the Investors under this Section 2.2 will terminate with respect to all Transfers of Common Shares upon an IPO or a Sale of the Issuer.

          2.3  SALE OF THE ISSUER.
               ------------------

          (A)  GENERALLY.  In connection with any Approved Sale, each Investor
               ---------
will vote in favor of, consent to and raise no objection with respect to the Approved Sale, and if the Approved Sale is structured as a sale of the Issuer's capital stock, then each Investor will sell capital stock of the Issuer, Options, Convertible Securities and other rights to acquire securities of the Issuer on the terms and conditions applicable to the Approved Sale. Each Investor will take all actions which may be necessary to approve and effect any Approved Sale (including waiving any dissenter's or similar rights which such Investor may have with respect to any Approved Sale) and will use its best efforts to cooperate in any Approved Sale and will take all other necessary and desirable actions in connection with the consummation of any Approved Sale as the Issuer or ABRY may reasonably request.

          (B)  CONDITIONS.  The obligations of each Investor with respect to any
               ----------
Approved Sale are subject to the satisfaction of the following conditions:

          (i) upon the consummation of the Approved Sale, each Investor will receive the same form of consideration and the same amount of consideration per share or other unit of securities, subject to Section 2.3(c);

          (ii) if any holders of a class of the Issuer's securities are given an option as to the form and amount of consideration to be received, then each Investor which holds any securities of that class will be given the same option;

          (iii) each Investor which holds any then currently exercisable Options, Convertible Securities or other rights to acquire securities of the Issuer of any class will be given an opportunity to either (A) exercise those rights prior to the consummation of the Approved Sale and participate in the Approved Sale as a holder of the securities issuable upon exercise or (B) upon consummation of the Approved Sale, receive in exchange for those rights consideration equal to the amount determined by multiplying
     (1) the per-unit amount received by the holders of securities of that class in connection with the Approved Sale less the per-unit exercise price payable upon the exercise of those rights by (2) the number of units issuable upon the exercise of those rights; and

          (iv) no Investor will be required by reason of any Approved Sale to incur indemnification liability in a proportion which is greater than that Investor's pro rata share of the proceeds of the Approved Sale with respect to breaches of representations and warranties regarding matters other than that Investor and the securities purported to be owned by that Investor.

          (C)  DISTRIBUTIONS UPON SALE OF THE ISSUER.  In the event of a Sale of
               -------------------------------------
the Issuer, including an Approved Sale, which is effected by means of a sale or exchange of the Issuer's capital stock (whether by sale, merger, recapitalization, reorganization, consolidation, combination, sale or transfer of capital stock or otherwise), each Investor will receive in exchange for the shares owned by such Investor to be sold or exchanged the same portion of the aggregate consideration from such sale or exchange that such Investor would have received if such aggregate consideration had been distributed by the Issuer in complete liquidation of the Issuer pursuant to Issuer's Charter, determined as if the securities involved in such Approved Sale of the Issuer were the Issuer's sole outstanding securities. Each Investor will take all necessary or desirable actions in connection with the distribution of the aggregate consideration from such sale or exchange as are requested by the Issuer to give effect to this
Section 2.3(c).

          2.4  RECAPITALIZATION.  In the event that a Transfer to which the
               ----------------
tag-along rights described in Section 2.2 would apply, or a Public Offering, is proposed and ABRY requests in order to facilitate that Transfer, or the underwriters or other Persons managing or administering that offering on behalf of the Issuer (the "Managers") advise the Issuer in writing that in their
                    --------
opinion
the equity structure of the Issuer (including the fact that the Issuer is organized as a corporation) may adversely affect the marketability of the offering, then each Investor will consent to and vote for a recapitalization or reorganization of the Issuer and/or the exchange or conversion of the Issuer's capital stock into a form of business organization and/or common and preferred securities that ABRY or the Managers, as the case may be, propose, and will take all other necessary or desirable actions in connection with the consummation of the recapitalization, reorganization and/or exchange or conversion, including entering into any amendment or restatement of this Agreement or approving any amendment or restatement of the Issuer's Charter which may be required in order to preserve the relative rights and obligations of any Person; provided that the
                                                               --------
resulting organization and the common and preferred securities issued in connection with that recapitalization or reorganization reflect and are consistent with the relative rights, duties and preferences among the Issuer's outstanding securities prior to such recapitalization or reorganization.

          2.5  HOLDBACK.  No Investor will offer to the public for sale, or
               --------
make any public sale or distribution of, any Share or any other Common Shares or other equity security of the Issuer, or any securities convertible into or exchangeable or exercisable for any of the foregoing, during the seven days prior to or the 180 days after the effective date of any underwritten registered offering of the Issuer's capital stock or other securities, unless the underwriters managing such underwritten offering otherwise agree. The restrictions set forth in this Section 2.5 will continue with respect to any particular security until the date on which that security has been sold in a Public Sale.


                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

          3.1  REPRESENTATIONS AND WARRANTIES OF THE INVESTORS.  As an
               -----------------------------------------------
inducement to the Issuer to enter into this Agreement and to consummate the transactions contemplated by this Agreement, each Investor represents and warrants to the Issuer, effective as of the time of and immediately after giving effect to the Closing (as if such representations and warranties were made at such time), and with respect to itself or himself and not with respect to any other Person, that:

          (A)  AUTHORIZATION AND BINDING EFFECT.  The execution, delivery and
               --------------------------------
performance by that Investor of this Agreement have (to the extent required) been duly authorized by it or him, and that Investor has full legal capacity to enter into this Agreement.

This Agreement constitutes a valid and binding obligation of that Investor which is enforceable in accordance with its terms.

          (B)   ABSENCE OF CONFLICTS. The execution and delivery by that
                --------------------
Investor of this Agreement, and that Investor's fulfillment of and compliance with the terms of this Agreement, do not and will not in any material respect

          (i) conflict with or result in a breach of the terms, conditions or provisions of,

         (ii)   constitute a default under,

        (iii) result in the creation of any lien, security interest, charge or encumbrance upon that Investor's assets pursuant to,

         (iv) give any third party the right to accelerate any obligation under,

          (v)   result in a violation of, or

         (vi) require any authorization, consent, approval, exemption or other action by or notice to any Government Entity or any other Person pursuant to,

any of the charter, bylaws, plan, trust or other organizational documents of that Investor (if any), or any Law to which that Investor or any of its or his assets is subject.

          (C)  INVESTMENT REPRESENTATIONS.  With respect to the Shares to be
               --------------------------
acquired by the representing and warranting Investor pursuant to Sections 1.1 and 1.3:

          (I)  INVESTMENT RISK.  The representing and warranting Investor, by
               ---------------
     reason of its or his, or its or his purchaser representative's, business or financial experience, is capable of evaluating the risks and merits of an investment in those Shares and of protecting its or his own interests in connection with the investment pursuant to this Agreement. That Investor further acknowledges that those Shares are a speculative investment which involves a substantial degree of risk of loss by that Investor of its or his entire investment in the Issuer, and that Investor understands and takes full cognizance of the risk factors related to the acquisition of those Shares and that the Issuer has only recently been organized and has a limited financial and operating history. That Investor is financially able to bear the economic risk of an investment in those Shares, including the total loss of that investment.

         (II)  NO GENERAL SOLICITATION.  The representing and warranting
               -----------------------
     Investor has not seen, received, been presented with, or been solicited by any leaflet, public promotional meeting, newspaper or magazine article or advertisement, radio or television advertisement, or any other form of advertising or general solicitation, with respect to the issuance of those Shares.

        (III)  INVESTMENT INTENT; STATUS.  The representing and warranting
               -------------------------
     Investor is acquiring those Shares for investment purposes for its or his own account only, and not with a view to or for sale in connection with any distribution of all or any part of those Shares. No other Person will have any direct or indirect beneficial interest in or right to those Shares. That Investor either (a) is an "accredited investor" (as that term is defined in Rule 501 promulgated under the Securities Act) or (b) is making the investment in Shares based upon the knowledge and experience in financial and business matters of the "purchaser representative" (as that term is defined in Rule 501 promulgated under the Securities Act) named on that Investor's signature page attached to this Agreement. That Investor is a resident of the state or nation specified below on that Investor's signature page attached to this Agreement.

         (IV)  LACK OF REGISTRATION.  The representing and warranting Investor
               --------------------
     acknowledges that those Shares have not been registered under the Securities Act or the securities laws of any state, in reliance, in part, on its or his representations, warranties, and agreements set forth in this Agreement. That Investor understands that each such Share is a "restricted security" under the Securities Act in that those Shares will be acquired from the Issuer in a transaction not involving a public offering, that those Shares may be resold without registration under the Securities Act only in certain limited circumstances, and that otherwise those Shares must be held indefinitely. That Investor further understands and agrees that the Issuer and its stockholders are under no obligation to register or qualify those Shares under the Securities Act or under any state securities law, or to assist that Investor in complying with any exemption from regis tration and qualification. That Investor agrees that it or he will not make any disposition of all or any part of those Shares which will result in the violation by it or him or by the Issuer of the Securities Act, or any other applicable securities laws.

          (V)  LACK OF LIQUIDITY.  The representing and warranting Investor
               -----------------
     acknowledges that there are substantial restrictions on the transferability of those Shares pursuant to this Agreement and applicable law, that there is no public market for those Shares or other securities of the Issuer and none is expected to develop, and that, accordingly, it may not be possible for that Investor to liquidate its or his investment in the Shares.

         (VI)  ACCESS TO INFORMATION.  The representing and warranting Investor,
               ---------------------
     or its or his purchaser representative, if any, has received and reviewed the Confidential Offering Memorandum dated November 1, 1995 regarding the offering of the Shares. That Investor, or its or his purchaser representative, if any, has had an opportunity to ask questions and receive answers from the Issuer and the Persons involved in organizing, establishing and managing the business and affairs of the Issuer regarding the terms and conditions of acquisition of those Shares and regarding the proposed business, financial affairs, and other aspects of the Issuer, and has further had the opportunity to obtain all information (to the extent the Issuer possesses or can acquire such information without unreasonable effort or expense) which that Investor, or its or his purchaser representative, if any, deems necessary to evaluate its or his investment in those Shares and to verify the accuracy of information otherwise provided to it or him. That Investor, or its or his purchaser representative, if any, has received and reviewed all information which it or he considers necessary or appropriate for deciding whether to acquire and commit to acquire those Shares.

        (VII)  LACK OF REPRESENTATIONS.  Neither the Issuer, ABRY, nor any
               -----------------------
     representative of the Issuer or ABRY, nor any other Person, has at any time expressly or implicitly represented, guaranteed, or warranted to that Investor that it or he may freely Transfer those Shares, that a percentage of profit and/or amount or type of consideration will be realized as a result of an investment in those Shares, that past performance or experience on the part of any Person in any way indicates the predictable results of the ownership of those Shares or of the Issuer's business, that any cash distributions from Issuer operations or otherwise will be made to the owners of Shares by any specific date or will be made at all, or that any specific tax benefits will accrue as a result of an investment in the Issuer.

       (VIII)  CONSULTATION WITH ADVISORS.  The representing and warranting
               --------------------------
     Investor has been advised to consult with its or his own legal counsel and financial advisors (including its or his purchaser representative, if any) regarding all legal and financial matters concerning an investment in the Issuer and the tax and other consequences of investing in the Issuer and acquiring and owning those Shares, and has done so, to the extent that Investor considers necessary.

         (IX)  TAX MATTERS.  The representing and warranting Investor
               -----------
     acknowledges that the tax consequences to it or him of acquiring and owning those Shares will depend on its or his particular circumstances, and neither the Issuer nor any representative of the Issuer nor any other Person will be responsible or liable for the tax consequences to that Investor of an investment in the Issuer. That Investor will look solely to, and rely upon, its or his own advisors with respect to the tax consequences of this investment. That Investor acknowledges that there can be no assurance that the Code or the Treasury Regulations or any other Law will not be amended or interpreted in the future in such a manner so as to deprive the Issuer and its Investors of some or all of the tax benefits they might receive, nor that some of the deductions claimed by the Issuer or the allocations of items of income, gain, loss, deduction, or credit among the Issuer's Investors may not be challenged by the Internal Revenue Service or any other taxing authority.

          3.2  REPRESENTATIONS AND WARRANTIES OF THE ISSUER. As an inducement
               --------------------------------------------
to each Investor to enter into this Agreement and to acquire or agree to acquire Shares, the Issuer represents and warrants to each Investor as of the time of and immediately after giving effect to the Closing and as of the time of the contribution described in Section 1.3 (in each case as if such representations and warranties were made at each such time) that:

          (A)  AUTHORIZATION AND BINDING EFFECT.  The execution, delivery and
               --------------------------------
     performance by the Issuer of this Agreement have been duly authorized by the Issuer, and this Agreement constitutes a valid and binding obligation of the Issuer which is enforceable in accordance with its terms.

          (B)  ABSENCE OF CONFLICTS. The execution and delivery by the Issuer of
               --------------------
     this Agreement, and the Issuer's fulfillment of and compliance with the terms of this Agreement do not and will not in any material respect

          (i) conflict with or result in a breach of the terms, conditions or provisions of,

         (ii)  constitute a default under,

        (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Issuer's assets pursuant to,

         (iv) give any third party the right to accelerate any obligation under,

          (v)  result in a violation of, or

          (vi) require any authorization, consent, approval, exemption or other action by or notice to any Government Entity or any other Person pursuant to,

     any of the charter or bylaws of the Issuer, or any Law to which The Issuer or any of its assets is subject.

          (C)  TAX MATTERS.  The Issuer acknowledges that the Investors'
               -----------
     investments are being made based upon the understanding that, for United States federal income tax purposes, the Issuer will be eligible to be treated, and will in fact be treated, as a real estate investment trust (a "REIT"). In furtherance of that understanding and in order to induce the
      ----
     Investors to make the investments described in Section 1.1, the Issuer represents that the Issuer will (1) use reasonable efforts to become and continue to be qualified to be so treated, (2) validly and timely elect to be taxed as a REIT, (3) acquire, manage and dispose of such assets in such manner as to continue to be eligible to be taxed as a REIT, (4) make such dividend distributions to its stockholders at such times as may be required to maintain its qualification as a REIT, and (5) take or refrain from taking such other actions as may be necessary or desirable to preserve its eligibility to be taxed as a REIT. In addition, insofar as is reasonably practicable, the Issuer warrants and covenants that it will manage the Issuer's affairs in such a manner as to avoid the incurrence of any material amount of United States federal income taxes, including taxes relating to foreclosure property and taxes imposed upon prohibited transactions.

          3.3  SURVIVAL.  Each representation and warranty set forth in Section
               --------
3.1 or Section 3.2 will survive the execution and delivery of this Agreement and the Closing.


                                   ARTICLE IV

                               GENERAL PROVISIONS

          4.1  TRANSFER OF RESTRICTED SECURITIES.
               ---------------------------------

          (A)  GENERALLY.  Without limiting Section 2.1, Shares which are
               ---------
Restricted Securities may be Transferred only (i) in Public Offerings, (ii) under Rule 144 or Rule 144A promulgated under the Securities Act (or any similar rule or rules then in force) if such rule is available, (iii) pursuant to
Section 2.2, 2.3 or 2.4, or (iv) subject to the conditions specified in Section 4.1(b), by any other legally available means of Transfer.

          (B)  OPINION DELIVERY.  In connection with the transfer of any
               ----------------
Restricted Securities (other than a Transfer described in

Section 4.1(a)(i), 4.1(a)(ii) or 4.1(a)(iii)), the holder of such Restricted Securities will deliver written notice to the Issuer describing in reasonable detail the Transfer or proposed Transfer, together with an opinion (in form and substance reasonably satisfactory to the Issuer) of legal counsel which (to the Issuer's reasonable satisfaction) is knowledgeable in securities law matters, to the effect that such transfer of Restricted Securities may be effected without registration of such Restricted Securities under the Securities Act. In addition, if such holder of the Restricted Securities delivers to the Issuer an opinion (in form and substance reasonably acceptable to the Issuer) of such legal counsel to the effect that no subsequent Transfer of such Restrict ed Securities will require registration under the Securities Act, then the Issuer will upon such contemplated transfer deliver new certificates for such Restricted Securities which do not bear the Securities Act legend set forth in
Section 4.1(c). If the Issuer is not required to deliver new certificates for such Restricted Securities not bearing such legend, then such holder will not Transfer the same until the prospective Transferee has confirmed to the Issuer in writing its agreement to be bound by the conditions contained in this Section 4.1.

          (C)  LEGEND.  Each certificate representing Restricted Securities will
               ------
be imprinted with a legend in substantially the following form:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON ______________, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE SUBSCRIPTION AGREEMENT DATED AS OF _________, 1995, AS IN EFFECT FROM TIME TO TIME, BETWEEN THE ISSUER (THE "ISSUER") AND CERTAIN INVESTORS, AND THE ISSUER RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITIES UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. A COPY OF SUCH CONDITIONS WILL BE FURNISHED BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

          (D)  LEGEND REMOVAL.  If any Restricted Securities become eligible for
               --------------
sale pursuant to Rule 144(k) promulgated under the Securities Act (or any similar rule or rules then in force), then the Issuer will, upon the request of the holder of such Restricted Securities, remove the legend set forth in Section 4.1(c) from the certificates for such Restricted Securities.

          4.2  ADDRESSES AND NOTICES.  Any notice, demand, request or report
               ---------------------
required or permitted to be given or made to any Person under this Agreement will be in writing and will be deemed given or made when delivered in person or when sent by first class mail or by other commercially reasonable means of written communication (including delivery by an internationally recognized courier service or by facsimile transmission) (i) to the Issuer or to ABRY, at the address, and with the copy, specified below, or (ii) to any Investor, at that Investor's address as shown on the Issuer's books and records.

               To the Issuer:
               -------------

               1800 Second Street
               Sarasota, Florida 34236
               Attention:  President

                    with a copy (which copy will not
                    --------------------------------
                    constitute notice to the Issuer) to:
                    -----------------------------------

                    ABRY Partners, Inc.
                    18 Newbury Street
                    Boston, MA  02116
                    Attention:  Royce Yudkoff


               To ABRY:
               -------

               ABRY Partners, Inc.
               18 Newbury Street
               Boston, MA  02116
               Attention:  Royce Yudkoff

                    with a copy (which copy will not
                    --------------------------------
                    constitute notice to ABRY) to:
                    -----------------------------

                    Kirkland & Ellis
                    200 East Randolph Drive
                    Chicago, IL  60601
                    Attention:  John Kuehn


or to such other address as the recipient may have theretofore specified to the sending Person in accordance with this Section 4.2.

          4.3  BINDING EFFECT.  This Agreement will be binding upon and inure to
               --------------
the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns. Notwithstanding the foregoing, no Investor will Transfer any Share (other than in a Public Sale, a Sale of the Issuer or a Transfer made in accordance with Section 1.3 or Section 2.1) to any Person who does not agree in writing to be bound by the provisions of this Agreement applicable to such Shares immediately prior to such Transfer.

          4.4  AMENDMENT; WAIVER.  Except as otherwise provided in this
               -----------------
Agreement, no modification, amendment or waiver of any provision of this Agreement will be effective unless such modification, amendment or waiver is approved in writing by the Issuer and the holders of a majority of the Shares. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof will constitute a waiver of any such breach or any other covenant, duty, agreement or condition.

          4.5  CONSENT TO JURISDICTION.  Each Investor, ABRY and the Issuer
               -----------------------
agrees that any legal proceeding instituted against it or him with respect to the Issuer's business or property, or relating to this Agreement, may be brought in any court of competent jurisdiction located in the State of Delaware or the Commonwealth of Massachusetts, as selected by the Board, and each Investor, ABRY and the Issuer waives the right to trial by jury with respect to all such matters. Each Investor, ABRY and the Issuer irrevocably accepts and submits to the non-exclusive jurisdiction of each of the aforementioned courts in personam generally and unconditionally with respect to any such proceeding for itself or himself and its or his property. If any such proceeding is brought in any such jurisdiction, each Investor, ABRY and the Issuer hereby (a) waives any objection on the ground of venue or the convenience of the forum, and (b) agrees that any judgment obtained in any such proceeding will be conclusive and may be enforced in any other jurisdiction by suit on the judgment, a certified or exemplified copy of which will be conclusive evidence of the fact and amount of that Investor's, ABRY's or the Issuer's obligations. Service of process and notice of any such proceeding may be made by any means provided for in Section 4.2.

          4.6  FURTHER ACTION.  The parties will execute and deliver all
               --------------
documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

          4.7  Other Definitional Provisions.
               -----------------------------

          (A)  "HEREOF," ETC.  The terms "hereof," "herein" and "hereunder" and
                -------------
terms of similar import will refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, clause and Exhibit references contained in this Agreement are references to Sections, clauses and Exhibits in or attached to this Agreement, unless otherwise specified.

          (B)  NUMBER AND GENDER. Each defined term used in this Agreement has a
               -----------------
comparable meaning when used in its plural or singular form. Each gender-specific term used in this Agreement has a comparable meaning whether used in a masculine, feminine or gender-neutral form.

          (C)  INCLUDING.  Whenever the term "including" is used in this
               ---------
Agreement (whether or not that term is followed by the phrase "but not limited to" or "without limitation" or words of similar effect) in connection with a listing of items within a particular classification, that listing will be interpreted to be illustrative only and will not be interpreted as a limitation on, or an exclusive listing of, the items within that classification.

          (D)  SUCCESSOR LAWS.  Each reference in this Agreement or any other
               --------------
Transaction Document to any Law will be deemed to include such Law as it hereafter may be amended, supplemented or modified from time to time and any successor Law thereto, unless such treatment would be contrary to the express terms of this Agreement or such Transaction Document.

          4.8  SEVERABILITY.  Whenever possible, each provision of this
               ------------
Agreement will be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          4.9  ENTIRE AGREEMENT.  This Agreement embodies the complete agreement
               ----------------
and understanding among the parties to this Agreement with respect to the subject matter of this Agreement and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter of this Agreement in any way; provided that this Section 4.9 shall not cause any representation contained
     --------
in the confidential offering memorandum or any supplement thereto, or any other written offering literature, furnished by the Issuer to any Investor or prospective Investor to be superseded, preempted or merged with this Agreement, and each such representation will survive the execution of this Agreement and the consummation of the transactions contemplated hereby.

          4.10 COUNTERPARTS.  This Agreement may be executed simultaneously in
               ------------
two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

          4.11 DESCRIPTIVE HEADINGS.  The descriptive headings of this Agreement
               --------------------
are inserted for convenience only and do not constitute a substantive part of this Agreement.

          4.12 GOVERNING LAW.  ALL MATTERS RELATING TO THE INTERNAL AFFAIRS OF
               -------------
THE ISSUER AND THE RELATIVE RIGHTS OF THE HOLDERS OF THE

ISSUER'S CAPITAL STOCK AS SUCH WILL BE GOVERNED BY THE DELAWARE ACT. ALL OTHER ISSUES AND QUESTIONS, INCLUDING THOSE CONCERNING THE CONSTRUCTION, VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND THE EXHIBITS WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE TO BE APPLIED. IN FURTHERANCE OF THE FOREGOING, THE INTERNAL LAW OF THE STATE OF DELAWARE WILL CONTROL THE INTERPRETATION AND CONSTRUCTION OF THIS AGREEMENT (AND ALL SCHEDULES AND EXHIBITS HERETO), EVEN IF UNDER THAT JURISDICTION'S CHOICE OF LAW OR CONFLICT OF LAW ANALYSIS, THE SUBSTANTIVE LAW OF SOME OTHER JURISDICTION WOULD ORDINARILY APPLY.

          4.13 NO STRICT CONSTRUCTION.  The parties to this Agreement have
               ----------------------
participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties, and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.


                             *    *    *    *    *

          IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Subscription Agreement as of the first date set forth above.

                         PINNACLE TOWERS INC.


                         By____________________________

                         Its___________________________


                         ABRY BROADCAST PARTNERS, L.P.

                           By ABRY Capital, L.P.
                           Its General Partner

                              By ABRY Holdings, Inc.
                              Its General Partner


                              By_______________________

                              Its______________________

SIGNATURE PAGE FOR                  INVESTOR
------------------                  --------
PINNACLE TOWERS INC.
--------------------
SUBSCRIPTION AGREEMENT         IF INDIVIDUAL INVESTOR:
----------------------


                                  _______________________________
                                  (please print or type name)

                                  _______________________________
                                  (signature)



                               IF NON-INDIVIDUAL INVESTOR:


                                  _______________________________
                                  (please print or type name)


                                  By_____________________________
                                     (signature)

                                  Its____________________________
                                     (specify title)



                               FOR ALL INVESTORS:


                                  State (or Nation, if other
                                  than the United States of
                                  America) of Residence/Domicile:

                                  _______________________________
                                  (please print or type)


                                  check one:

                                  ____ Accredited Investor


                                  ____ Not an Accredited Investor --
                                       If not an Accredited
                                       Investor, name of Purchaser
                                       Representative:

                                       _____________________________
                                       (please print or type)

                                                                       EXHIBIT A


                                   INVESTORS
                                   ---------


                                   (ATTACHED)

                                                                       EXHIBIT B


                                 DEFINED TERMS
                                 -------------


          As used in the Subscription Agreement to which this Exhibit B is attached, the following terms have the following respective meanings:

          "AFFILIATE" means any Person that directly or indirectly controls, is
           ---------
controlled by, or is under common control with the Person in question. For purposes of this Agreement, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise; provided that each direct and indirect partner of ABRY
                       --------
will be deemed to be an Affiliate of ABRY.

          "AGREEMENT" means this Subscription Agreement, as in effect from time
           ---------
to time.

          "AGGREGATE OWNERSHIP LIMIT" has the meaning set forth in Section
           -------------------------
2.1(a).

          "APPROVED SALE" means any Sale of the Issuer which is approved by
           -------------
holders of Common Shares entitled to cast a majority of the votes entitled to be cast by the outstanding Common Shares, voting in the manner provided in the Issuer's Charter.

          "BOARD" means the Issuer's board of directors.
           -----

          "BUSINESS DAY" means Monday through Friday of each week (determined by
           ------------
reference to Boston, Massachusetts, time), except that a legal holiday recognized as such by the government of the United States will not be regarded as a Business Day.

          "CHARITABLE BENEFICIARIES" has the meaning set forth in Section
           ------------------------
2.1(c).

          "CLASS A COMMON" means the Issuer's Class A Common Stock, par value
           --------------
$0.001 per share.

          "CLASS B COMMON" means the Issuer's Class B Common Stock, par value
           --------------
$0.001 per share.

          "CLASS C COMMON" means the Issuer's Class C Common Stock, par value
           --------------
$0.001 per share.

          "CLASS D COMMON" means the Issuer's Class D Common Stock, par value
           --------------
$0.001 per share.

          "CLOSING" has the meaning set forth in Section 1.1.
           -------

          "CLOSING DATE" means the date upon which the Closing occurs.
           ------------

          "CODE" means the United States Internal Revenue Code of 1986, as in
           ----
effect from time to time.

          "COMMON EQUIVALENT"  means any Common Share, Option or Convertible
           -----------------
Security.

          "COMMON SHARE" means any share of Class A Common, Class B Common,
           ------------
Class C Common or Class D Common and will include any common securities issued in respect of any of those Common Shares in connection with any recapitalization described in Section 2.4.

          "CONVERTIBLE SECURITIES" means any securities of the Issuer directly
           ----------------------
or indirectly convertible into or exchangeable for Common Shares.

          "DISTRIBUTION" has the meaning which the Issuer's Charter assigns to
           ------------
that term.

          "EXEMPT ISSUANCE" means any issuance or sale of any Common Equivalent
           ---------------
by the Issuer (a) to any employee of the Issuer or any Subsidiary, (b) in connection with the acquisition of another company, business or assets, (c) pursuant to a Public Offering, (d) upon the exercise, conversion or exchange of any Option or Convertible Security issued in accordance with Section 1.4 or any Exempt Issuance, (e) to ABRY, as part of its initial commitment to purchase up to 200,000 shares of Class A Common at $100 per share, (f) upon the conversion of Class D Common into Class C Common in accordance with the Issuer's Charter,
(g) as part of any recapitalization or reorganization described in Section 2.4, or (h) as a distribution in the form of securities of the Issuer.

          "GOVERNMENT ENTITY" means the United States of America or any other
           -----------------
nation, any state or other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of government in each case having jurisdiction over the matter in question, including any Tribunal.

          "IPO" means the initial Public Offering, other than a Public Offering
           ---
registered on Form S-8 or any similar or successor form promulgated under the Securities Act.

          "ISSUER" has the meaning set forth in Section 1.3.
           ------

          "ISSUER'S CHARTER" means the Issuer's Certificate of Incorporation, as
           ----------------
in effect from time to time.

          "LAWS" means all applicable statutes, laws, ordinances, regulations,
           ----
rules, orders, judgments, writs, injunctions, acts or decrees of any Tribunal or other Government Entity.

          "MANAGERS" has the meaning set forth in Section 2.4.
           --------

          "NATIONSBANK" has the meaning set forth in Section 1.2.
           -----------

          "OPTIONS" means any warrants, options or other rights to directly or
           -------
indirectly subscribe for or purchase Common Shares or Convertible Securities.

          "OWNERSHIP PERCENTAGE" for any Person at any time means the aggregate
           --------------------
number of shares of Class A Common, Class B Common and Class C Common (determined as if all Class D Common were converted into Class C Common in accordance with the Issuer Charter immediately prior to that time) which are held by that Person, expressed as a percentage of the aggregate number of shares of Class A Common, Class B Common and Class C Common (determined as if all Class D Common were converted into Class C Common in accordance with the Issuer Charter immediately prior to that time) which are then outstanding.

          "PERCENTAGE OWNERSHIP LIMIT" has the meaning set forth in Section
           --------------------------
2.1(a).

          "PERSON" means an individual or a corporation, limited liability
           ------
company, partnership, trust, unincorporated organization, association or other entity, including any Government Entity.

          "PINNACLE HOLDINGS" has the meaning set forth in Section 1.3(a).
           -----------------

          "PUBLIC OFFERING" means any public offering of Shares or other equity
           ---------------
securities of the Issuer which is registered pursuant to the Securities Act.

          "PUBLIC SALE" means any sale of Common Shares to the public pursuant
           -----------
to an offering registered under the Securities Act or through a broker, dealer or market maker pursuant to the provisions of Rule 144, or pursuant to Rule 144(k), adopted pursuant to the Securities Act.

          "PROHIBITED TRANSFER" has the meaning set forth in Section 2.1(c).
           -------------------

          "PURPORTED TRANSFER" has the meaning set forth in Section 2.1(c).
           ------------------

          "RESTRICTED SECURITIES" means (i) the Shares issued under this
           ---------------------
Agreement or issued upon conversion of any such Shares, and

(ii) any securities issued with respect to the securities referred to in clause
(i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities will cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) been distributed to the public through a broker, dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or become eligible for sale pursuant to Rule 144(k) (or any similar provision then in force) promulgated under the Securities Act or (c) been otherwise transferred and new certificates for them not bearing the Securities Act legend set forth in Section 4.1(c) have been delivered by the Issuer in accordance with Section 4.1(b).

          "SALE OF THE ISSUER" means any transaction or series of related
           ------------------
transactions pursuant to which any Person(s) in the aggregate acquire(s) (i) other than from the Issuer, equity securities representing a majority of the economic interest in the Issuer at the time of such acquisition (whether by merger, consolidation, reorganization, combination, sale or transfer of capital stock or otherwise), (ii) from the Issuer and/or the Subsidiaries, a majority of the Issuer's assets determined on a consolidated basis, or (iii) from the Issuer and/or the Subsidiaries, all or substantially all of the Issuer's assets determined on a consolidated basis.

          "SECURITIES ACT" means the United States Securities Act of 1933 and
           --------------
applicable rules and regulations thereunder, in each case as in effect from time to time.

          "SENIOR CREDIT AGREEMENT" means the Credit Agreement among Pinnacle
           -----------------------
Towers, NationsBank, as Administrative Lender, and the Lenders referred to therein, dated as of September 1, 1995, as in effect from time to time.

          "SHARE" has the meaning set forth in Section 1.3.
           -----

          A "SUBSIDIARY" of any Person means any corporation, limited liability
             ----------
company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the limited liability company, membership, partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more subsidiaries of that Person or a combination thereof. For purposes of this Agreement, a Person or Persons will be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons are allocated a majority of limited liability company, partnership, association or other business entity gains or losses or control any manager, managing director or general partner of such limited liability company, partnership, association or other business entity. The capitalized term "SUBSIDIARY" refers to a subsidiary of the Issuer.
                      ----------

          "TAG-ALONG NOTICE" has the meaning set forth in Section 2.2(a).
           ----------------

          "TRANSFER" means any direct or indirect sale, pledge, encumbrance,
           --------
assignment, gift, hypothecation, exchange, transfer or other disposition (and the terms "Transferee," "Transferor" and "Transferred" have correlative
           ----------    ----------       -----------
meanings).

          "TRANSFERRED SHARES" has the meaning set forth in Section 2.1(d).
           ------------------

          "TREASURY REGULATIONS" means the income tax regulations promulgated
           --------------------
under the Code, as such regulations are in effect from time to time.

          "TRIBUNAL" means any government, arbitration panel,  court or
           --------
governmental department, commission, board, bureau, agency or instrumentality of the United States of America or any state, province, commonwealth, nation, territory, possession, county, parish, town, township, village, municipality or other Government Entity, in each case having jurisdiction over the matter in question, whether now or hereafter constituted and/or existing.

          "TRUSTEE" has the meaning set forth in Section 2.1(c).
           -------


                           *     *     *     *     *

                                                                       EXHIBIT C



                            FORM OF PLEDGE AGREEMENT
                            ------------------------


                                   (ATTACHED)